SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2005

Cavco Industries, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-08822	56-2405642
(Commission File Number)	(IRS Employer Identification No.)

1001 North Central Avenue, Suite 800
Phoenix, Arizona	85004
(Address of principal executive offices)	(Zip Code)

(602) 256-6263
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

SIGNATURES

Item 1.01. Entry into a Material Definitive Agreement.

     At the annual meeting of stockholders of Cavco Industries, Inc. (“Cavco”) held on June 21, 2005, the stockholders of Cavco approved the Cavco Industries, Inc. 2005 Stock Incentive Plan (the “2005 Stock Plan”). Under the 2005 Stock Plan, a maximum of 450,000 shares of common stock of Cavco may be subject to grants of options or awards of restricted stock or stock units to officers, directors and key employees of Cavco or its subsidiaries. Cavco’s Proxy Statement for its 2005 annual meeting of stockholders, a copy of which has been filed by Cavco with the Securities and Exchange Commission, contains a summary description of the 2005 Stock Plan. The complete text of the 2005 Stock Plan is also attached to the Proxy Statement. For additional information regarding the 2005 Stock Plan, please refer to the Proxy Statement.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAVCO INDUSTRIES, INC.
(Registrant)
By:	/s/ Sean K. Nolen
	Name:	Sean K. Nolen
	Title:	Vice President, Chief Financial Officer, Treasurer and Secretary

Date: June 27, 2005